UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following  provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On May 10, 2018, CIM Commercial Trust Corporation (the “Company”) entered into a Wholesaling Agreement (the “Wholesaling Agreement”) with International Assets Advisors, LLC (“IAA”) and CCO Capital, LLC (“CCO Capital”).

IAA is the exclusive dealer manager for the Company’s public offering of up to $900,000,000 of Series A Preferred Units of the Company (“Series A Units”) pursuant to the Company’s Registration Statement on Form S-11 (File No. 333-210880).  CCO Capital is a registered broker dealer and is under common control with CIM Service Provider, LLC and CIM Investment Advisors, LLC, which are both affiliates of CIM Group, L.P. and which provide, or arrange for the provision of, certain management, administrative and operational services to the Company pursuant to their respective agreements with the Company.

Under the Wholesaling Agreement, among other things, CCO Capital has agreed to assist IAA with the sale of Series A Units in exchange for the payment by IAA to CCO Capital of a fee equal to 2.75% of the selling price of each Series A Unit for which a sale is completed, reduced by any applicable fee reallowances payable to soliciting dealers pursuant to separate soliciting dealer agreements between IAA and soliciting dealers.  CCO Capital will pay to IAA a fixed monthly fee in exchange for the services provided by IAA in connection with periodic closings and settlements for the offering of Series A Units.

The foregoing description of the Wholesaling Agreement is not complete and is qualified in its entirety by reference to the full text of the Wholesaling Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02              Results of Operations and Financial Condition

On May 10, 2018, the Company issued a press release announcing its financial results for the quarter ended March 31, 2018.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s Q1 2018 Investor Presentation is attached to this Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Shareholder Relations page at http://shareholders.cimcommercial.com/.

The information in this Item 7.01 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Wholesaling Agreement, dated May 10, 2018, by and among the Company, International Assets Advisors, LLC and CCO Capital, LLC.
99.1	Press release, dated May 10, 2018, regarding the Company’s financial results for the quarter ended March 31, 2018.
99.2	Investor Presentation Q1 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2018

CIM COMMERCIAL TRUST CORPORATION

	By:	/s/ David Thompson
David Thompson, Chief Financial Officer

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